                                                                    EXHIBIT 10.3

                       FIRST AMENDMENT TO CREDIT AGREEMENT

                This Amendment, dated as of October 17, 2000, but retroactively effective as of August 31, 2000, is made by and among ENTEGRIS, INC., a Minnesota corporation (the "Borrower"), each of the banks appearing on the signature pages hereof, together with such other banks as may from time to time become a party to the Credit Agreement (defined below) pursuant to the terms and conditions of Article VIII of the Credit Agreement (herein collectively called the "Banks" and individually each called a "Bank"), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, formerly known as Norwest Bank Minnesota, National Association, in its separate capacity as administrative agent for itself and all other Banks (in such capacity, the "Agent").

                                    Recitals

                A. The Borrower, the Banks and the Agent have entered into a Credit Agreement dated as of November 30, 1999 (as the same may hereafter be amended or restated from time to time, the "Credit Agreement").

                B. The Borrower has requested that the Banks and the Agent, among other things, amend Section 5.11 of the Credit Agreement.

                C. The Banks and the Agent are willing to grant the Borrower's requests subject to the terms and conditions set forth below.

                ACCORDINGLY, in consideration of the premises and for other good and valuable consideration, the Borrower, the Banks and the Agent agree as follows:

                1. All capitalized terms used in this Amendment and not otherwise specifically defined in this Amendment shall have the meanings given such terms in the Credit Agreement.

                2. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition of "First Amendment" in the appropriate alphabetical location:

                "'First Amendment' means the First Amendment to Credit Agreement, dated as of October 17, 2000, but retroactively effective as of August 31, 2000, by and among the Borrower, the Banks and the Agent."

                3. Section 5.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

                "Section 5.11 Merger of Fluoroware and Empak into the Borrower. The Borrower will cause Fluoroware and Empak to merge into the Borrower, with the Borrower as the surviving entity, on or before November 30, 2001."

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                4.      To the extent that any Default or Event of Default
exists as a result of the Borrower's failure to comply with the provisions of
Section 5.11 of the Credit Agreement prior to the amendment of Section 5.11 of the Credit Agreement pursuant to the provisions of this Amendment, the Banks and the Agent hereby waive any such Default or Event of Default. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given. This waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances.

                5. Except as amended by this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in all other respects in full force and effect.

                6. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

                7. The Borrower and each Guarantor, by signing its respective Acknowledgment and Agreement set forth below, each hereby absolutely and unconditionally releases and forever discharges the Agent and each of the Banks, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing (the "Released Parties"), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has made claim to have against such Released Party for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment in connection with or related to the transactions evidenced by the Loan Documents, whether such claims, demands and causes of action are mature or unmatured or known or unknown.

                8. Except as expressly waived pursuant to paragraph 4 of this Amendment, the execution of this Amendment shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Agent and/or the Banks and whether or not existing on the date of this Amendment.

                9. The Borrower hereby represents and warrants to the Agent and the Banks as follows:

                (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations under the Credit Agreement, as amended by this Amendment, and the Credit Agreement, as amended by this Amendment, and the other Loan Documents executed on behalf of the Borrower have been duly executed and delivered by the Borrower and constitute the legal, valid and

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        binding obligations of the Borrower, enforceable in accordance with their respective terms.

                (b) The execution, delivery and performance by the Borrower of the Credit Agreement, as amended by this Amendment, and the other Loan Documents executed on behalf of the Borrower have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the Articles of Incorporation or By-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                (c)     All of the representations and warranties contained in
        Article IV of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                10. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment; and any and all references in any of the other Loan Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

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                IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                            ENTEGRIS, INC.


                            By  /s/ John Villas
                               ------------------------------------------------
                               Its  Chief Financial Officer
                                   --------------------------------------------

                            And

                            By  /s/ Stan Geyer
                               ------------------------------------------------
                               Its  Chief Executive Officer
                                   --------------------------------------------


                            WELLS FARGO BANK MINNESOTA,
                              NATIONAL ASSOCIATION,
                              formerly known as Norwest Bank Minnesota, National Association, as Bank and as Agent


                            By  /s/ Richard G. Trembley
                               ------------------------------------------------
                               Its  Vice President
                                   --------------------------------------------


                            HARRIS TRUST AND SAVINGS BANK, as Bank


                            By  /s/ John Quigley
                               ------------------------------------------------
                               Its  Vice President
                                   --------------------------------------------

                   ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

                The undersigned, each a guarantor of all debts, liabilities and other obligations of Entegris, Inc., a Minnesota corporation (the "Borrower") to the Banks (as defined in the foregoing Amendment) and the Agent (as defined in the foregoing Amendment) under the Credit Agreement (as defined in the foregoing Amendment) and related Loan Documents (as defined in the foregoing Amendment) pursuant to a separate Guaranty each dated as of November 30, 1999 (each, a "Guaranty"), hereby (a) acknowledges receipt of the foregoing Amendment; (b) consents to the terms of the foregoing Amendment (including, without limitation, the release set forth in paragraph 7 of the foregoing Amendment) and execution of the foregoing Amendment by the Borrower; (c) reaffirms its obligations to the Agent and the Banks pursuant to the terms of its Guaranty and any other Loan Documents to which it is a party; and (d) acknowledges that the Agent and the Banks may amend, restate, extend, renew, or otherwise modify the Credit Agreement or any other Loan Document or any indebtedness or agreement of the Borrower in favor of the Agent and/or the Banks, or enter into any agreement or extend additional or other credit accommodations to the Borrower, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty and any other Loan Documents to which it is a party.

                            FLUOROWARE, INC.


                            By
                               ------------------------------------------------
                               Its
                                   --------------------------------------------


                            EMPAK, INC.


                            By
                               ------------------------------------------------
                               Its
                                   --------------------------------------------